UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 6, 2005
                Date of report (Date of earliest event reported):

                               NEIGHBORCARE, INC.
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                 0-33217                  06-1132947
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification No.)


  601 EAST PRATT STREET, THIRD FLOOR
             BALTIMORE, MD                            21202
(Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (410) 528-7300

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 6, 2005, NeighborCare, Inc., Omnicare and Nectarine Acquisition Corp. ("Merger Sub") executed an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Omnicare will offer to purchase all of the outstanding shares of common stock of the Company at a price of $34.75 per share net to the seller in cash, without interest. The Merger Agreement further provides that, if the Offer is consummated and provided that certain other conditions are satisfied, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Omnicare. Pursuant to the terms of the Merger Agreement, Omnicare will amend its outstanding Offer by July 13, 2005 to reflect the terms of the Merger Agreement. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, the full text of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

In connection with the Merger Agreement, the Company entered into Amendment No. 1 (the "Amendment") to its Rights Agreement, dated as of November 18, 2003, between the Company and StockTrans, Inc. (the "Rights Agreement") for the purpose of amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Offer and the other transactions contemplated in the Merger Agreement. The Amendment became effective on July 6, 2005, concurrent with the execution of the Merger Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 4.1 hereto and is incorporated by reference herein.

On July 1, 2005, NeighborCare and Omnicare entered into a Non-Disclosure Agreement, a copy of which is included as Exhibit 2.2 hereto and is incorporated herein by reference.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Please see the disclosure set forth under "Item 1.01 Entry into a Material Definitive Agreement" which is incorporated by reference into this Item 3.03.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits to this report are as follows:

Exhibit No.                                  Description
-------------   ----------------------------------------------------------------

2.1 Agreement and Plan of Merger, dated July 6, 2005, by and among Omnicare, Inc., Nectarine Acquisition Corp. and NeighborCare, Inc. (Incorporated herein by reference to Exhibit (a)(5)(A) to Amendment No. 33 to the Schedule TO filed by Omnicare, Inc. and Nectarine Acquisition Corp. on July 7, 2005).

2.2 Non-Disclosure Agreement, dated July 1, 2005, by and among Omnicare, Inc., Nectarine Acquisition Corp. and NeighborCare, Inc. (Incorporated herein by reference to Exhibit (d)(1) to Amendment No. 33 to the Schedule TO filed by Omnicare, Inc. and Nectarine Acquisition Corp. on July 7, 2005).

4.1 Amendment No. 1 to Rights Agreement, dated as of July 5, 2005, between the Company and the Rights Agent (Incorporated herein by reference to Exhibit (a) (40) to Amendment No. 19 to the
                Schedule 14d-9 filed by NeighborCare, Inc. on July 8, 2005).

                                        2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEIGHBORCARE, INC.


Date:  July 11, 2005                     By:  /s/ John F. Gaither, Jr.
                                            ------------------------------------

                                         John F. Gaither, Jr.
                                         Senior Vice President, General Counsel,
                                           and Secretary

                                        3

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                                INDEX OF EXHIBITS

EXHIBIT NO.                                DESCRIPTION
-------------   ----------------------------------------------------------------

2.1 Agreement and Plan of Merger, dated July 6, 2005, by and among Omnicare, Inc., Nectarine Acquisition Corp. and NeighborCare, Inc. (Incorporated herein by reference to Exhibit (a)(5)(A) to Amendment No. 33 to the Schedule TO filed by Omnicare, Inc. and Nectarine Acquisition Corp. on July 7, 2005).

2.2 Non-Disclosure Agreement, dated July 1, 2005, by and among Omnicare, Inc., Nectarine Acquisition Corp. and NeighborCare, Inc. (Incorporated herein by reference to Exhibit (d)(1) to Amendment No. 33 to the Schedule TO filed by Omnicare, Inc. and Nectarine Acquisition Corp. on July 7, 2005).

4.1 Amendment No. 1 to Rights Agreement, dated as of July 5, 2005, between the Company and the Rights Agent (Incorporated herein by reference to Exhibit (a) (40) to Amendment No. 19 to the
                Schedule 14d-9 filed by NeighborCare, Inc. on July 8, 2005).

                                        4

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